Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

Supplement to Statement of Additional Information dated May 1, 2013, as supplemented July 2, 2013

Trustees and Officers – Identification and Background

Effective July 19, 2013, the following information was added to the table on page 29 in the sub-section titled “Trustees and Officers – Identification and Background” under the section titled “MANAGEMENT OF THE FUNDS”:

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
James L. Smith October 1959	Senior Vice President, Chief Compliance Officer, and Anti- Money Laundering Compliance Officer	Since July 2013	Director, BlackRock Inc. (December 2009 – July 2013) and Chief Compliance Officer, BlackRock Investments, LLC (December 2012 – July 2013); Head of Channel Compliance, Barclays Global Investors Services (November 2007 – December 2009).	N/A	N/A

RS Investments

Effective July 19, 2013, the second paragraph on page 42 in the sub-section titled “RS Investments” under the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” was amended and restated in its entirety as follows:

GIS, a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Matthew H. Scanlan, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Ms. Nina Gupta, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Mr. Glen M. Wong, Fund Controller of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. Mr. James L. Smith, Chief Compliance Officer of RS Investments, serves as Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer of the Trusts. Mmes. Marianne Clark and Jessica R. Hale, each Counsel of RS Investments, serve as the Trust’s Assistant Secretaries. The board of directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian, three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS and one non-employee member selected by the management of RS Investments.

Portfolio Managers

Effective July 18, 2013, the sub-section titled “Portfolio Managers” under the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” was amended to include the following information under the sub-heading indicated.

Under “Other Accounts” on page 50, the table that provides the number of other accounts managed by the portfolio managers of the Series and the total assets of such accounts was updated with the following information, which is stated as of June 30, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Leslie Barbi[1]	3	$1,997,620	0	$0	0	$0
John Gargana[2]	2	$1,901,590	0	$0	1	$833,204
Demetrios Tsaparas[3]	3	$1,035,387	0	$0	1	$2,017,249

[1]	Ms. Barbi was appointed co-portfolio manager of RS Low Duration Bond VIP Series on July 18, 2013.
[2]	Mr. Gargana was appointed co-portfolio manager of RS Low Duration Bond VIP Series on July 18, 2013.
[3]	Mr. Tsaparas was appointed co-portfolio manager of RS Investment Quality Bond VIP Series on July 18, 2013.

Effective July 18, 2013, all references to Howard W. Chin and John J. Sanders Jr. were removed.

August 1, 2013